Prospectus Supplement	January 1, 2010

PUTNAM INTERNATIONAL GROWTH AND INCOME FUND
Prospectus dated October 30, 2009

The section Who oversees and manages the fund? is supplemented to reflect that the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio is Darren Jaroch. Mr. Jaroch has been employed by Putnam Investments as a Portfolio Manager since 1999. As of November 30, 2009, Mr. Jaroch’s holdings in the fund were $10,001-$50,000. Mr. Jaroch replaces Pamela Holding as the fund’s sole Portfolio Manager. Ms. Holding will be retiring from Putnam Investments on January 1, 2010.

As of January 1, 2010, the name of the fund is changed to Putnam International Value Fund.

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